Exhibit 10.1

INCREMENTAL JOINDER

INCREMENTAL JOINDER dated as of December 12, 2014 (this “Joinder”), by and among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), each INCREMENTAL LENDER (as defined below) and each of the other CREDIT PARTIES party hereto.

WHEREAS, reference is hereby made to the Second Amended and Restated ABL Credit Agreement dated as of April 9, 2014, as further amended by that certain Third Amendment and Restatement Agreement dated as of October 31, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among the Borrower, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, the Borrower, Kindred Healthcare Development 2, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (“Merger Sub”), and Gentiva Health Services, Inc., a Delaware corporation (“Gentiva”), have entered into an Agreement and Plan of Merger dated as of October 9, 2014 (together with all exhibits, schedules, annexes and disclosure schedules thereto, collectively, the “Gentiva Merger Agreement”), pursuant to which Merger Sub will merge with and into Gentiva, with Gentiva continuing as the surviving corporation (the “Gentiva Acquisition”);

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower may obtain Incremental Commitments by, among other things, entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting an increase in Commitments in the amount set forth on Schedule A hereto (the “Incremental Commitments”) pursuant to Section 2.20(a) of the Credit Agreement;

WHEREAS, the Persons party to this Joinder as lenders with respect to the Incremental Commitments set forth on Schedule A hereto (such Persons and any permitted assignees thereof, the “Incremental Lenders”) have indicated their willingness to provide such Incremental Commitments on the terms and subject to the conditions herein;

WHEREAS, each of J.P. Morgan Securities LLC and Citigroup Global Markets Inc. have agreed to act as joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”) in arranging this Joinder, which the Borrower acknowledges hereby; and

WHEREAS, the parties hereto have indicated their willingness to amend certain other terms of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Joinder becomes effective, refer to the Credit Agreement as amended hereby. This Joinder is a “Financing Document” and an “Incremental Amendment,” each as defined under the Credit Agreement.

Section 2. Incremental Commitments.

(a) The Borrower and each Incremental Lender hereby agree that, subject to the satisfaction of the conditions in Section 6 hereof, on the Commitment Effective Date (as defined below), the Incremental Commitment of such Incremental Lender shall become effective and the Commitments shall be deemed increased by the amount of the Incremental Commitments of such Incremental Lenders in the amounts set forth on Schedule A hereto. Pursuant to Section 2.20 of the Credit Agreement, the Incremental Commitments shall be Commitments for all purposes under the Credit Agreement and each of the other Financing Documents and shall have terms identical to the Commitments outstanding under the Credit Agreement immediately prior to the date hereof.

(b) Each Incremental Lender acknowledges and agrees that upon the Commitment Effective Date, such Incremental Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Financing Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 3. Reallocation. The reallocation of the Lenders’ Revolving Loans contemplated by Section 2.20(b) with respect to any increase in the Commitments shall occur with respect to the Incremental Commitments contemplated hereby on the Commitment Effective Date, and the Incremental Lenders shall make such Revolving Loans on the Commitment Effective Date as may be required to effectuate such reallocation. Furthermore, on the Commitment Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders after giving effect to the Incremental Commitments contemplated hereby. Eurodollar Loans shall not be reallocated among the Lenders until the expiration of the applicable Interest Period in effect at the time of the Commitment Effective Date, at which time any such Eurodollar Loans being continued shall be reallocated, and any such Eurodollar Loans being converted to ABR Loans shall be converted and allocated, among the Lenders at such time in accordance with their Commitments at such time. For the avoidance of doubt, it is understood that the commitment fees (as described in Section 2.11 of the Credit Agreement) with respect to the Incremental Commitments shall accrue from the Commitment Effective Date.

Section 4. Representations Correct. By its execution of this Joinder, each Credit Party hereby certifies that:

(a) This Joinder has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(b) the execution, delivery and performance of this Joinder and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Laws with respect to such Credit Party or the Organizational Documents of such Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any contractual obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens).

Section 5. Effectiveness of this Joinder Agreement. This Joinder shall become effective as of the date on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Incremental Lenders and (iii) the Administrative Agent, either (x) counterparts of this Joinder signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Joinder.

(b) Immediately before and immediately after such date, (i) no Event of Default shall have occurred and be continuing and (ii) the representations and warranties (x) of each Credit Party set forth in the Financing Documents and (y) in Section 4 of this Joinder shall be true and correct in all material respects as of such date (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)).

(c) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 5(b) of this Joinder have been satisfied.

(d) The Administrative Agent and the Lead Arrangers shall have received on or prior to such date, in immediately available funds, payment or reimbursement (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment or reimbursement) of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Joinder, including all reasonable invoiced fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Lead Arrangers, to the extent invoiced at least two (2) Business Days prior to such date.

Section 6. Effectiveness of the Incremental Commitments. The “Commitment Effective Date” shall be the date (which shall not be later than March 31, 2015, unless the Lead Arrangers, in their discretion, agree to an extension thereof) on which the following conditions have been satisfied:

(a) The Gentiva Acquisition shall have been consummated, or substantially simultaneously with the Commitment Effective Date, shall be consummated, in all material respects in accordance with the Gentiva Merger Agreement as in effect on the date hereof without giving effect to any waivers, consents, amendments, supplements or modifications that are in any respect materially adverse to the Lenders without approval of the Lead Arrangers (not to be unreasonably withheld or delayed). For purposes of the foregoing condition, it is hereby understood and agreed that any increase or reduction in the purchase price in connection with the Acquisition shall not be deemed to be material and adverse to the interests of the Lenders; provided that any increase in the purchase price shall be funded with equity.

(b) (i) Except as set forth in the correspondingly numbered section of the disclosure letter, dated as of October 9, 2014 and delivered by Gentiva to the Borrower prior to the execution of the Gentiva Merger Agreement (the “Company Disclosure Letter”), or in another section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such section, and except as set forth in the reports, schedules, forms, statements and other documents filed by Gentiva with, or furnished by Gentiva to, the United States Securities and Exchange Commission (the “SEC”) pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act from January 1, 2014 until the date hereof to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to the condition set forth in this clause (a)(i), but excluding any disclosure contained in any such reports, schedules, forms, statements and other documents under the heading “Risk Factors” or “Cautionary Statement Regarding Forward-Looking Statements” or similar heading and any other disclosures contained or referenced therein of information, factors or risks to the extent they are predictive, cautionary or forward looking, since December 31, 2013 until the date of the Gentiva Merger Agreement, there has not been or occurred any Company Material Adverse Effect (as defined in the Gentiva Merger Agreement) or any event, occurrence, fact, condition or change that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) since the date of the Gentiva Merger Agreement, there shall not have been any Company Material Adverse Effect or any event, occurrence, fact, condition, change or effect that would reasonably be expected to have, individually or in the aggregate with all other events, occurrences, facts, conditions, changes and effects, a Company Material Adverse Effect.

(c) The Administrative Agent shall have received evidence, including UCC, tax and judgment lien searches from the jurisdiction of formation and jurisdiction of the chief executive office of each Credit Party, that none of the Collateral is subject to any Liens (in each case other than Permitted Liens); provided, however, that title searches with respect to the Mortgaged Property shall not be required except in accordance with Section 7 hereof.

(d) The Administrative Agent shall have received a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s Organizational Documents (x) as previously certified and delivered to the Administrative Agent, remain in full force and effect as of the Commitment Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Commitment Effective Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Commitment Effective Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute the Joinder and to act on such Credit Party’s behalf in connection with the Joinder and who will execute the Joinder.

(e) The Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority.

(f) The Administrative Agent shall have received customary duly executed opinions of Cleary Gottlieb Steen & Hamilton LLP, Co-General Counsel and Corporate Secretary of the Borrower, and of Richards, Layton & Finger P.A., dated as of the Commitment Effective Date, in each case, reasonably satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 6(a) and (b) hereof and the conditions to increasing the Commitments set forth in Section 2.20(c) of the Credit Agreement, in each case, are satisfied as of the Commitment Effective Date.

(h) the Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) evidence of insurance as required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.

Section 7. Post-Closing Requirements. Within one hundred twenty (120) days after the Commitment Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent, either:

(a) email correspondence provided to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the real property encumbered by a Mortgage is located substantially to the effect that:

(x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations (as defined in the Mortgage), including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Joinder, and the other documents executed in connection therewith, for the benefit of the Secured Parties (as defined in the Mortgage); and

(y) no other documents, instruments, filings, recordings, rerecordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Joinder, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b) such other documentation with respect to each real property encumbered by a Mortgage, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, if reasonably determined to be necessary or advisable by the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Joinder, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties (as defined in the Security Agreement) covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage (for the avoidance of doubt, for title policies related to real property in Texas, the form T-38 endorsement and a title search shall satisfy this requirement);

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 7(b) and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 7(b).

Section 8. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Joinder and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Financing Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Joinder and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Commitments) under the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Commitments) pursuant to the Collateral Documents.

Section 9. Amendment, Modification and Waiver. This Joinder may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 10. Liens Unimpaired. After giving effect to this Joinder, neither the modification of the Credit Agreement effected pursuant to this Joinder nor the execution, delivery, performance or effectiveness of this Joinder:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 11. Entire Agreement. This Joinder, the Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Joinder shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Financing Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Joinder is a Financing Document.

Section 12. GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS JOINDER AND SHALL APPLY HERETO; PROVIDED, HOWEVER, THAT (A) THE INTERPRETATION OF THE DEFINITION OF “COMPANY MATERIAL ADVERSE EFFECT” (AS USED IN SECTION 6(B)) ABOVE) AND WHETHER OR NOT A COMPANY MATERIAL ADVERSE EFFECT HAS OCCURRED AND (B) WHETHER THE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE GENTIVA MERGER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS JOINDER AND SHALL APPLY HERETO.

Section 13. Severability. If any provision of this Joinder is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14. Counterparts. This Joinder may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Joinder shall be effective as delivery of an original executed counterpart of this Joinder.

Section 15. Headings. The headings of this Joinder are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed and delivered by their respective authorized signatories as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Co-General Counsel and Corporate Secretary

SUBSIDIARY GUARANTORS:

ABERDEEN HOLDINGS, INC.

ABLE HOME HEALTHCARE, INC.

ADVANCED ONCOLOGY SERVICES, INC.

AMERICAN VITALCARE, LLC

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BRAINTREE NURSING, L.L.C.

BWB SUNBELT HOME HEALTH SERVICES, LLC

CALIFORNIA NURSING CENTERS, L.L.C.

CARE CENTER OF ROSSMOOR, L.L.C.

CENTRAL ARIZONA HOME HEALTH CARE, INC.

CLEAR LAKE REHABILITATION HOSPITAL, L.L.C.

COMPASS HOSPICE, INC.

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

FOCUS CARE HEALTH RESOURCES, INC.

FOOTHILL NURSING COMPANY PARTNERSHIP

FORESTVIEW NURSING, L.L.C.

GBA HOLDING, INC.

GBA WEST, LLC

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HAVEN HEALTH, LLC

[Signature Page to ABL Incremental Joinder]

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HHS HEALTHCARE CORP.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HILLHAVEN–MSC PARTNERSHIP

HOME HEALTH OF RURAL TEXAS, INC.

HOME HEALTH SERVICES, INC.

HOMECARE HOLDINGS, INC.

HOMESTEAD HEALTH AND REHABILITATION CENTER, L.L.C.

INTEGRACARE HOLDINGS, INC.

INTEGRACARE HOME HEALTH SERVICES, INC.

INTEGRACARE HOSPICE OF ABILENE, LLC

INTEGRACARE INTERMEDIATE HOLDINGS, INC.

INTEGRACARE OF ABILENE, LLC

INTEGRACARE OF ALBANY, LLC

INTEGRACARE OF ATHENS-HOME HEALTH, LLC

INTEGRACARE OF ATHENS-HOSPICE, LLC

INTEGRACARE OF GRANBURY, LLC

INTEGRACARE OF LITTLEFIELD, LLC

INTEGRACARE OF OLNEY HOME HEALTH, LLC

INTEGRACARE OF TEXAS, LLC

INTEGRACARE OF WEST TEXAS-HOME HEALTH, LLC

INTEGRACARE OF WEST TEXAS-HOSPICE, LLC

INTEGRACARE OF WICHITA FALLS, LLC

J. B. THOMAS HOSPITAL, INC.

KAH DEVELOPMENT 1, L.L.C.

KAH DEVELOPMENT 2, L.L.C.

KAH DEVELOPMENT 3, L.L.C.

KAH DEVELOPMENT 4, L.L.C.

KAH DEVELOPMENT 5, L.L.C.

KAH DEVELOPMENT 6, L.L.C.

KAH DEVELOPMENT 7, L.L.C.

KAH DEVELOPMENT 8, L.L.C.

KAH DEVELOPMENT 9, L.L.C.

KAH DEVELOPMENT 10, L.L.C.

[Signature Page to ABL Incremental Joinder]

KAH DEVELOPMENT 11, L.L.C.

KAH DEVELOPMENT 12, L.L.C.

KAH DEVELOPMENT 13, L.L.C.

KAH DEVELOPMENT 14, L.L.C.

KAH DEVELOPMENT 15, L.L.C.

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 27, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL PALM BEACH, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED HOSPITALS WEST, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS NORTH, L.L.C.

[Signature Page to ABL Incremental Joinder]

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC.

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

KND DEVELOPMENT 52, L.L.C.

KND DEVELOPMENT 53, L.L.C.

KND DEVELOPMENT 54, L.L.C.

KND DEVELOPMENT 55, L.L.C.

KND DEVELOPMENT 56, L.L.C.

KND DEVELOPMENT 57, L.L.C.

KND DEVELOPMENT 58, L.L.C.

KND DEVELOPMENT 59, L.L.C.

KND DEVELOPMENT 60, L.L.C.

KND DEVELOPMENT 61, L.L.C.

KND DEVELOPMENT 62, L.L.C.

KND DEVELOPMENT 63, L.L.C.

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 3, L.L.C.

KND REAL ESTATE 4, L.L.C.

KND REAL ESTATE 5, L.L.C.

KND REAL ESTATE 6, L.L.C.

KND REAL ESTATE 7, L.L.C.

KND REAL ESTATE 8, L.L.C.

KND REAL ESTATE 9, L.L.C.

KND REAL ESTATE 10, L.L.C.

KND REAL ESTATE 11, L.L.C.

KND REAL ESTATE 12, L.L.C.

KND REAL ESTATE 13, L.L.C.

KND REAL ESTATE 14, L.L.C.

KND REAL ESTATE 15, L.L.C.

KND REAL ESTATE 16, L.L.C.

KND REAL ESTATE 17, L.L.C.

KND REAL ESTATE 18, L.L.C.

[Signature Page to ABL Incremental Joinder]

KND REAL ESTATE 19, L.L.C.

KND REAL ESTATE 20, L.L.C.

KND REAL ESTATE 21, L.L.C.

KND REAL ESTATE 22, L.L.C.

KND REAL ESTATE 23, L.L.C.

KND REAL ESTATE 24, L.L.C.

KND REAL ESTATE 25, L.L.C.

KND REAL ESTATE 26, L.L.C.

KND REAL ESTATE 27, L.L.C.

KND REAL ESTATE 28, L.L.C.

KND REAL ESTATE 29, L.L.C.

KND REAL ESTATE 30, L.L.C.

KND REAL ESTATE 31, L.L.C.

KND REAL ESTATE 32, L.L.C.

KND REAL ESTATE 33, L.L.C.

KND REAL ESTATE 34, L.L.C.

KND REAL ESTATE 35, L.L.C.

KND REAL ESTATE 36, L.L.C.

KND REAL ESTATE 37, L.L.C.

KND REAL ESTATE 38, L.L.C.

KND REAL ESTATE 39, L.L.C.

KND REAL ESTATE 40, L.L.C.

KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 46, L.L.C.

KND REAL ESTATE 47, L.L.C.

KND REAL ESTATE 48, L.L.C.

KND REAL ESTATE 49, L.L.C.

KND REAL ESTATE 50, L.L.C.

KND REAL ESTATE 51, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

[Signature Page to ABL Incremental Joinder]

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

MED-TECH PRIVATE CARE, INC.

MED-TECH SERVICES OF DADE, INC.

MED-TECH SERVICES OF PALM BEACH, INC.

MED. TECH. SERVICES OF SOUTH FLORIDA, INC.

MILLS MEDICAL PRACTICES, LLC

NEW TRIUMPH HEALTHCARE OF TEXAS, LLC

NEW TRIUMPH HEALTHCARE, INC.

NEW TRIUMPH HEALTHCARE, LLP

NORTH WEST TEXAS HOME HEALTH SERVICES, LLC

NORTHLAND LTACH, LLC

NP PLUS, LLC

NRP HOLDINGS COMPANY

OUTREACH HEALTH SERVICES OF NORTH TEXAS, LLC

OUTREACH HEALTH SERVICES OF THE PANHANDLE, LLC

PACIFIC COAST CARE CENTER, L.L.C.

PACIFIC WEST HOME CARE, LLC

PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF HUNTSVILLE, INC.

[Signature Page to ABL Incremental Joinder]

PERSONACARE OF OHIO, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 16, L.L.C.

PF DEVELOPMENT 17, L.L.C.

PF DEVELOPMENT 18, L.L.C.

PF DEVELOPMENT 19, L.L.C.

PF DEVELOPMENT 20, L.L.C.

PF DEVELOPMENT 21, L.L.C.

PF DEVELOPMENT 22, L.L.C.

PF DEVELOPMENT 23, L.L.C.

PF DEVELOPMENT 26, L.L.C.

PF DEVELOPMENT 27, L.L.C.

PHH ACQUISITION CORP.

PROFESSIONAL HEALTHCARE AT HOME, LLC

PROFESSIONAL HEALTHCARE, LLC

REHAB INSURANCE CORPORATION

REHAB STAFFING, L.L.C.

REHABCARE DEVELOPMENT 2, L.L.C.

REHABCARE DEVELOPMENT 3, L.L.C.

REHABCARE DEVELOPMENT 4, L.L.C.

REHABCARE DEVELOPMENT 5, L.L.C.

REHABCARE GROUP EAST, INC.

REHABCARE GROUP MANAGEMENT SERVICES, INC.

REHABCARE GROUP OF AMARILLO, LP

REHABCARE GROUP OF ARLINGTON, LP

REHABCARE GROUP OF CALIFORNIA, LLC

REHABCARE GROUP OF TEXAS, LLC

REHABCARE GROUP, INC.

REHABCARE HOSPITAL HOLDINGS, L.L.C.

[Signature Page to ABL Incremental Joinder]

SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.

SCCI HEALTH SERVICES CORPORATION

SCCI HOSPITAL – EASTON, INC.

SCCI HOSPITAL – EL PASO, INC.

SCCI HOSPITAL – MANSFIELD, INC.

SCCI HOSPITAL VENTURES, INC.

SCCI HOSPITALS OF AMERICA, INC.

SENIOR HOME CARE, INC.

SHC HOLDING, INC.

SHC REHAB, INC.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SOUTHERN NEVADA HOME HEALTH CARE, INC.

SOUTHERN UTAH HOME HEALTH, INC.

SOUTHERN UTAH HOME OXYGEN & MEDICAL EQUIPMENT, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

SYMPHONY HEALTH SERVICES, LLC

SYNERGY HEALTHCARE GROUP, INC.

SYNERGY HOME CARE-ACADIANA REGION, INC.

SYNERGY HOME CARE-CAPITOL REGION, INC.

SYNERGY HOME CARE-CENTRAL REGION, INC.

SYNERGY HOME CARE-NORTHEASTERN REGION, INC.

SYNERGY HOME CARE-NORTHSHORE REGION, INC.

SYNERGY HOME CARE-NORTHWESTERN REGION, INC.

SYNERGY HOME CARE-SOUTHEASTERN REGION, INC.

SYNERGY, INC.

TEXAS HEALTH MANAGEMENT GROUP, LLC

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

[Signature Page to ABL Incremental Joinder]

THC–SEATTLE, INC.

THE THERAPY GROUP, INC.

THEREX, INC.

TOWER HILL NURSING, L.L.C.

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TRINITY HOSPICE OF TEXAS, LLC

TRIUMPH HEALTHCARE HOLDINGS, INC.

TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC

TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC

TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.

TRIUMPH HOSPITAL OF EAST HOUSTON, L.P.

TRIUMPH HOSPITAL OF NORTH HOUSTON, L.P.

TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, LLC

TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, LLC

TRIUMPH SOUTHWEST, L.P.

TUCKER NURSING CENTER, INC.

TULSA SPECIALTY HOSPITAL L.L.C.

VERNON HOME HEALTH CARE AGENCY, LLC

VTA MANAGEMENT SERVICES, LLC

VTA STAFFING SERVICES, LLC

WELLSTREAM HEALTH SERVICES, LLC

WEST TEXAS, LLC

YGNACIO VALLEY CARE CENTER, L.L.C.

[Signature Page to ABL Incremental Joinder]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Signature Page to ABL Incremental Joinder]

CITIBANK, N.A.

By:	/s/ Justin McMahan
Name: Justin McMahan
Title: Vice President

[Signature Page to ABL Incremental Joinder]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

[Signature Page to ABL Incremental Joinder]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Verleria King-Jones
Name: Verleria King-Jones
Title: Duly Authorized Signatory

[Signature Page to ABL Incremental Joinder]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Signature Page to ABL Incremental Joinder]

SUNTRUST BANK, as a Lender

By:	/s/ Virginia S. Singletary
Name: Virginia S. Singletary
Title: Vice President

[Signature Page to ABL Incremental Joinder]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Garrett L. Leider
Name: Garrett L. Leider
Title: Vice President

[Signature Page to ABL Incremental Joinder]